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                         SCHEDULE 14A
                        (RULE 14a-101)
           INFORMATION REQUIRED IN PROXY STATEMENT

                     SCHEDULE 14A INFORMATION
  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
              EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant   [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for
[ ]  Definitive Proxy Statement                Use of the
[X]  Definitive Additional Materials           Commission Only
[ ]  Soliciting Material Pursuant to           (as permitted by
     Rule 14a-11(c) or Rule 14a-12             Rule 4a-6(e)(2))

                     COOPERATIVE BANKSHARES, INC.
----------------------------------------------------------------
          (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No Fee Required.
[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(1) and 0-11.

     1. Title of each class of securities to which transaction applies:

          ------------------------------------------------------

     2. Aggregate number of securities to which transaction applies:

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     3.   Per unit price or other underlying value of trans-
          action computed pursuant to Exchange Act Rule 0-11
          (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     4.   Proposed maximum aggregate value of transaction:

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     5.   Total Fee Paid:

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[ ]  Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

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     2.   Form, Schedule or Registration Statement No.:

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     3    Filing Party:

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     4.   Date Filed:

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COOPERATIVE
BANKSHARES, INC.                                      NEWS
----------------------------------------------------------------
P.O. Box 600                                  www.coop-bank.com
201 Market Street                             Fax 910-251-1652
Wilmington, NC  28402-0600           800-672-0443   910-343-0181



PRESS RELEASE


    COOPERATIVE BANKSHARES REPORTS QUARTERLY EARNINGS


For Immediate Release:  April 14, 2000

     Wilmington, NC   Cooperative Bankshares, Inc. (NASDAQ:
"COOP") reported net income for the quarter ended March 31, 2000, of $274,020 or $0.10 per share, including a gain of $582,000 on the sale of a branch, a $287,000 loss on the sale of low yielding securities and a loan loss provision of $700,000.


     The decision to increase the loan loss reserve was considered appropriate in light of the successful expansion in the commercial loan portfolio in recent months and was not in response to any significant increase in non-performing assets. Non-performing assets actually declined during the quarter from
 .35% of assets at December 31, 1999 to .19% of assets at March 31, 2000. The expansion of the commercial loan portfolio has had a positive effect on the Bank's net interest margin with net interest income increasing 8.2% over the same period a year ago.

     Total assets at March 31, 2000 were $410.5 million;
stockholder's equity was $29.4 million or $10.86 per share and represented 7.17% of assets.

     Cooperative Bankshares, Inc. is the parent company of Cooperative Bank. Originally chartered in 1898, cooperative provides a full range of financial services through 16 offices in eastern North Carolina.


                    For Additional Information
                    --------------------------
                   Frederick Willetts, III, Chairman
                 Daniel W. Eller, Senior Vice President
                   Linda B. Garland, Vice President


             Full-Service Community Banking Since 1898
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


COOPERATIVE BANKSHARES, INC.                             UNAUDITED SELECTED FINANCIAL DATA
     201 MARKET ST.                                                NASDAQ SYMBOL: COOP
  WILMINGTON, NC  28401
________________________________________________________________________________________________________________
BALANCES AS OF:                                3/31/00       12/31/99      9/30/99       6/30/99        3/31/99
________________________________________________________________________________________________________________
ASSETS                                      $410,465,246  $410,145,845  $389,485,916  $383,842,885  $383,160,399
STOCKHOLDERS' EQUITY                          29,418,290    29,343,300    29,615,044    29,024,412    30,147,510
DEPOSITS                                     316,411,852   304,834,455   308,076,936   303,248,120   298,986,021
BOOK VALUE (2,709,078 SHARES)                      10.86         10.92         10.73         10.52         10.43

NON-PERFORMING ASSETS:
  ACCRUING LOANS =>90 DAYS                       644,409       933,679     1,334,691     1,111,347       791,928
  NON-ACCRUAL LOANS                                    -       266,692        74,521             -             -
  FORECLOSED REO                                 126,343       244,626       208,604       140,664        25,352
                                            --------------------------------------------------------------------
    TOTAL NON-PERFORMING                    $    770,752  $  1,444,997  $  1,617,816  $  1,252,011  $    817,280
                                            ====================================================================
________________________________________________________________________________________________________________
FOR THE QUARTER ENDED:                         3/31/00       12/31/99      9/30/99       6/30/99        3/31/99
________________________________________________________________________________________________________________
NET INTEREST MARGIN                                 3.23%         3.19%        3.23%         3.24%         3.16%
  (net interest income/average interest-
  bearing assets)

EARNING ASSETS/LIABILITIES                        107.60%       107.60%      107.50%       107.50%       107.40%

CAPITAL/ASSET RATIOS:                               7.17%         7.15%        7.60%         7.56%         7.87%
________________________________________________________________________________________________________________
FOR THE QUARTER ENDED:                         3/31/00       12/31/99      9/30/99       6/30/99        3/31/99
________________________________________________________________________________________________________________
NET INCOME                                  $    247,020  $    686,758  $    679,325  $    679,396  $    640,951
                                            ====================================================================
NET INCOME PER SHARE                        $       0.10  $       0.24  $       0.23  $       0.23  $       0.20
                                            ====================================================================
DILUTED WEIGHTED AVERAGE # OF
SHARES & COMMON STOCK EQUIVALENT               2,826,566     2,889,818     2,912,665     2,953,366     3,140,032
                                            ====================================================================
ALLOWANCE FOR LOAN LOSSES
  PROVISION                                 $    700,000  $     45,000  $     45,000  $     45,000  $     75,000
  CHARGE OFFS                                     61,597        38,979        17,844        11,089        26,122
  RECOVERIES                                      23,023           524           292         5,179         6,178
                                            --------------------------------------------------------------------
  BALANCE                                   $  1,967,807  $  1,306,381  $  1,299,836  $  1,272,388  $  1,233,298
                                            ====================================================================

*  Earnings per share are computed based on the weighted average number of common and dilutive common equivalent shares (stock options) outstanding, after giving retroactive effect to any stock dividends and splits.

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